                                                                    Exhibit 99.1


                        Liberty Financial Companies, Inc.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
               Sale of the Annuity and Asset Management Businesses
                               September 30, 2001
                     ($ in millions, except per share data )

                                                                                           Historical
                                                                                           Annuity and
                                                             Historical                 Asset Management
                                                                 LFC                       Businesses
                                                      --------------------------    --------------------------
Assets:
     Investments                                                     $ 12,053.2                   $ (11,998.6)
     Cash and cash equivalents                                          1,959.4                      (1,930.0)


     Accrued investment income                                            142.8                        (142.8)
     Deferred policy acquisition costs                                    531.0                        (531.0)
     Deferred distribution costs                                          175.2                        (175.2)
     Intangible assets                                                    507.3                        (506.2)
     Other assets                                                         402.3                        (382.8)
     Separate account assets                                            3,853.3                      (3,853.3)
                                                      --------------------------    --------------------------
                                                                     $ 19,624.5                   $ (19,519.9)
                                                      ==========================    ==========================
Liabilities:
     Policyholder balances                                           $ 12,033.3                   $ (12,033.3)
     Notes payable to affiliates                                          200.0
     Notes payable                                                        565.3                        (118.0)
     Payable for investments purchased and loaned                       1,220.9                      (1,220.9)
     Other liabilities                                                    379.8                        (351.1)





     Separate account liabilities                                       3,823.4                      (3,823.4)
                                                      --------------------------    --------------------------
         Total liabilities                                             18,222.7                     (17,546.7)

Series A redeemable convertible preferred stock

Stockholders' Equity:
     Common stock                                                           0.5
     Additional paid in capital                                           951.7
     Retained earnings                                                    413.9                      (1,936.4)
     Accumulated other comprehensive income                                35.7                         (36.8)
                                                      --------------------------    --------------------------
         Total stockholders' equity                                     1,401.8                      (1,973.2)
                                                      --------------------------    --------------------------
                                                                     $ 19,624.5                   $ (19,519.9)
                                                      ==========================    ==========================

Book Value Per Share (48,975,583 common shares outstanding)


                                                             Pro Forma                     Pro Forma
                                                            Adjustments                       LFC
                                                     --------------------------    --------------------------
Assets:
     Investments                                                                                      $ 54.6
     Cash and cash equivalents                                       $ 2,602.0 (1)                  1,963.30
                                                                        (459.2)(5)
                                                                        (208.9)(6)
     Accrued investment income
     Deferred policy acquisition costs
     Deferred distribution costs
     Intangible assets                                                                                   1.1
     Other assets                                                         (3.8)(5)                      15.7
     Separate account assets
                                                     --------------------------    --------------------------
                                                                     $ 1,930.1                     $ 2,034.7
                                                     ==========================    ==========================
Liabilities:
     Policyholder balances
     Notes payable to affiliates                                      $ (200.0)(6)
     Notes payable                                                      (447.3)(5)
     Payable for investments purchased and loaned
     Other liabilities                                                   369.0 (1)                   $ 468.0
                                                                          20.0 (2)
                                                                          11.2 (3)
                                                                          48.3 (4)
                                                                          (0.3)(5)
                                                                          (8.9)(6)
     Separate account liabilities
                                                     --------------------------    --------------------------
         Total liabilities                                              (208.0)                        468.0

Series A redeemable convertible preferred stock

Stockholders' Equity:
     Common stock                                                                                        0.5
     Additional paid in capital                                                                        951.7
     Retained earnings                                                 2,138.1                         615.6 (7)
     Accumulated other comprehensive income                                                             (1.1)
                                                     --------------------------    --------------------------
         Total stockholders' equity                                    2,138.1                       1,566.7
                                                     --------------------------    --------------------------
                                                                     $ 1,930.1                     $ 2,034.7
                                                     ==========================    ==========================

Book Value Per Share (48,975,583 common shares                                                       $ 31.99
   outstanding)                                                                    ==========================

          The accompanying notes at Exhibit 99.4 are an integral part of the unaudited pro forma condensed consolidated financial statements.